EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Report on Form 10-Q of nStor Technologies, Inc. (the "Company") for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, H. Irwin Levy, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ H. Irwin Levy
H. Irwin Levy
Chief Executive Officer
August 4, 2003